UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report August 16, 2002

CAPITAL BUILDERS DEVELOPMENT PROPERTIES II,

A CALIFORNIA LIMITED PARTNERSHIP

State or other jurisdiction of incorporation: California

Commission File Number: 33-4682

I.R.S. Employer of Identification No.: 77-0111643

Address of Principal executive offices:

1130 Iron Point Road, Suite 170, Folsom, California 95630

Registrant's telephone number, including area code:

(916) 353-0500

Former name, former address and former fiscal year, if changed since last year: N/A

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes X No ___

Item 2. Acquisition or Disposition of Assets

Disposition of Assets

On July 15, 2002, Capital Builders Development Properties II (the "Partnership") placed one of its two real estate holdings, Highlands Eighty Commerce Center ("H80"), on the market for sale.

As previously disclosed to the investors, H80 has been subdivided in order to maximize its sale value, on the advice of independent, third party brokerage firms. The Partnership retained the services of an independent outside brokerage firm to represent the Partnership in selling its real estate assets.

H80 consists of eight (8) separate buildings, and each building has been offered for sale individually. Between August 16, 2002 and September 6, 2002, contracts to sell five (5) buildings were executed, at market prices which exceed the related carrying values, with estimated closing dates between November 1, 2002 and December 2, 2002. The remaining three buildings at H80 remain available for sale.

The eight buildings at H80, five of which are under contract to be sold, represents 82% of the Partnership's real estate holdings on a square footage basis.

The following information summarizes the current contracts for sale:

Asset: 4700 Roseville Road

Contract Effective Date: August 16, 2002

Consideration (Sale Price): $2,222,000.00

Nature of Consideration: All Cash (Buyer's Application for Financing is Pending)

Anticipated Close of Escrow: December 2, 2002

Name of Buyer: Child Abuse Prevention Council of Sacramento, Inc.

Asset: 4704 Roseville Road

Contract Effective Date: August 30, 2002

Consideration (Sale Price): $2,210,000.00

Nature of Consideration: All Cash (Buyer's Application for Financing is Pending)

Anticipated Close of Escrow: November 1, 2002

Name of Buyer: Vladimir and Olga Turski

Asset: 4608 Roseville Road

Contract Effective Date: September 4, 2002

Consideration (Sale Price): $1,895,000.00

Nature of Consideration: All cash

Anticipated Close of Escrow: November 1, 2002

Name of Buyer: Ares Commercial Properties, Inc.

Asset: 4708 Roseville Road

Contract Effective Date: September 4, 2002

Consideration (Sale Price): $2,235,000.00

Nature of Consideration: All cash

Anticipated Close of Escrow: November 1, 2002

Name of Buyer: Ares Commercial Properties, Inc.

Asset: 4604 Roseville Road

Contract Effective Date: September 6, 2002

Consideration (Sale Price): $2,155,000.00

Nature of Consideration: All cash

Anticipated Close of Escrow: November 1, 2002

Name of Buyer: Nellie Leong, Trustee of the Mable C. Leong Testamentary Trust

Mr. Michael J. Metzger, President of Capital Builders, Inc., the Managing General Partner for the Partnership, served on the Board of the Child Abuse Prevention Council of Sacramento, Inc. ("CAPC") from June 1999 to May 2002, at which time he resigned as of May 24, 2002 when it became apparent that CAPC had become a probable buyer for 4700 Roseville Road. The sale price of the building was determined competitively for the market. The Buyer (CAPC) is advised by their Board Members, which include a commercial real estate broker and independent counsel. The Seller (the Partnership) is represented by an independent real estate broker.

Other than the relationship mentioned in the preceding paragraph, there is no material relationship between the persons to whom the assets are being sold and the Partnership, its Managing General Partner or any of its affiliates, any directors or officers, or an associate of any director or officer.

H80 was originally planned and developed as a single project. For the purpose of selling the property at maximum value on today's market, each building has been offered for sale individually. To provide for management of the project's common areas, shared utilities and easements; as required by the County of Sacramento; the Partnership formed its Declaration of Covenants, Conditions and Restrictions ("CC&R's") for Highlands 80 Commerce Center dated May 31, 2002.

The CC&R's provide for the creation of an Owners Association to exercise the powers and functions of the CC&R's, as required by the County of Sacramento. Highlands Eighty Commerce Center Owners Association, a nonprofit mutual benefit corporation, was incorporated under the laws of the State of California on July 6, 2002 for this purpose.

The Bylaws of Highlands eighty Commerce Center Owners Association ("Bylaws") were also created and became effective July 2, 2002.

The Partnership and Partnership Management will remain in operation while the Partnership's assets are sold. To maintain the continuity and quality of management while the Partnership's assets are being sold, the CC&R's provide for Capital Builders, Inc., the Managing General Partner for the Partnership, to be the initial Manager for the Owners Association, for an initial term of two years.

At the end of the initial two year term of the Management Agreement (the Management Agreement is contained within the CC&R's), the decision of whether to maintain Capital Builders, Inc. as the Manager of the Owners Association is at the discretion of the new building owners, per the provisions of the CC&R's and Bylaws. After the initial two year term, the Manager of the Owners Association may be changed with no penalty.

The Declaration of Covenants, Conditions and Restrictions for Highlands 80 Commerce Center, also known as Highlands Eighty Commerce Center, and the Bylaws of Highlands eighty Commerce Center Owners Association are attached to this filing in Item 7. (c) Exhibits.

The Partnership anticipates offering its remaining real estate holding, Capital Professional Center ("CPC") for sale once the sales of the H80 buildings are substantially complete.

Upon sale of all or substantially all of the buildings in the projects, Management will utilize the cash proceeds from the sales to pay existing Partnership obligations, maintain reserves for the remaining building and Partnership operations until completion of sales and operational liabilities, and then begin distributions to the Limited Partners of available distributable cash.

Item 7. - Financial Statements and Exhibits

(c) - Exhibits *

EXHIBIT

NUMBER EXHIBIT

2.1 Agreement of Purchase and Sale and Joint Escrow Instructions for 4700 Roseville Road.

2.2 Agreement of Purchase and Sale and Joint Escrow Instructions for 4708 Roseville Road.

2.3 With the exception of the Parties thereto, the dates of execution, the address of the asset being purchased, Purchase Price and the Close of Escrow date, the Agreements of Purchase and Sale and Joint Escrow Instructions (the "Agreement") for 4604, 4608, 4704 and 4708 Roseville Road all contain the same information as the Agreement for 4708 Roseville Road. Pursuant to Instruction 2 to Item 601 (a)(4) of Regulation S-K, Registrant is not filing a copy of the other contracts of sale because the terms thereof, other than as set forth below, are substantially identical in all material respects.

Asset: 4704 Roseville Road

Contract Effective Date: August 30, 2002

Consideration (Sale Price): $2,210,000.00

Nature of Consideration: Financing Application Pending

Anticipated Close of Escrow: November 1, 2002

Name of Buyer: Vladimir and Olga Turski

Asset: 4608 Roseville Road

Contract Effective Date: September 4, 2002

Consideration (Sale Price): $1,895,000.00

Nature of Consideration: All cash

Anticipated Close of Escrow: November 1, 2002

Name of Buyer: Ares Commercial Properties, Inc.

Asset: 4708 Roseville Road

Contract Effective Date: September 4, 2002

Consideration (Sale Price): $2,235,000.00

Nature of Consideration: All cash

Anticipated Close of Escrow: November 1, 2002

Name of Buyer: Ares Commercial Properties, Inc.

Asset: 4604 Roseville Road

Contract Effective Date: September 6, 2002

Consideration (Sale Price): $2,155,000.00

Nature of Consideration: All cash with $155,000.00 in Financing

Anticipated Close of Escrow: November 1, 2002

Name of Buyer: Nellie Leong, Trustee of the Mable C. Leong Testamentary Trust

2.4 Addendum to Agreement of purchase and Sale and Joint Escrow Instructions for the Property Commonly Known as 4708 Roseville Road, Highlands Eighty Commerce Center

2.5 Addendum to Agreement of purchase and Sale and Joint Escrow Instructions for the Property Commonly Known as 4608 Roseville Road, Highlands Eighty Commerce Center

2.6 Declaration of Covenants, Conditions and Restrictions for Highlands 80 Commerce Center, also known as Highlands Eighty Commerce Center

2.7 Bylaws of Highlands eighty Commerce Center Owners Association

* Exhibit Nos 2.1 and 2.2 include a list of the Exhibits and schedules thereto, none of which is included with the Exhibits filed hereto. The Registrant, pursuant to Item 601(b)(2) of Regulation S-K, agrees to furnish supplementally to the Commission a copy of any omitted exhibit and schedule, upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned, hereunto dully authorized.

CAPITAL BUILDERS DEVELOPMENT PROPERTIES II

a California Limited Partnership

By: Capital Builders, Inc.

Its: Corporate General Partner

Date: October 4, 2002

By:_____________________________________

Michael J. Metzger

President

Date: October 4, 2002

By:_____________________________________

Kenneth L. Buckler

Chief Financial Officer